UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 11, 2004

Curis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Moulton Street Cambridge, MA 02138	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(617) 503-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 11 and 12, 2004, the Registrant entered into stock purchase agreements with certain institutional investors for the purchase of up to 5,476,559 shares of the Registrant’s common stock and warrants to purchase in the aggregate 547,656 shares of the Registrant’s common stock. Purchasers will purchase the Registrant’s common stock at a price of $3.67 per share and will receive, for no additional consideration, a warrant to purchase 0.10 shares of common stock for each share of common stock so purchased. The warrants have an exercise price of $4.59 per share and will be exercisable through October 14, 2009. The form of stock purchase agreement, which includes as a exhibit thereto the form of warrant, and also sets forth a schedule of each of the purchasers, is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

The common stock and warrants will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, in connection with a shelf takedown from the Company’s registration statement on Form S-3 (333-111525), filed on December 23, 2003 and which became effective on January 7, 2004.

Item 8.01. Other Events

On October 12, 2004, the Registrant issued press releases announcing the registered direct offering of its shares of common stock and warrants, as described under Item 1.01 above and incorporated by reference into this Item 8.01. The press releases are being filed as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K

On September 28, 2004, the Registrant entered into a letter agreement with Leerink Swann & Company (“Leerink”) pursuant to which Leerink was retained to act as a placement agent for the Registrant in connection with an offering of securities. Pursuant to the letter agreement, Leerink served as placement agent for the offering described herein. The Registrant has agreed to pay Leerink a placement agent fee equal to 6% of the $20,098,972 gross proceeds of the offering, which is equal to $1,205,938. The letter agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to Registrant’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at Registrant’s Internet address is not part of this Current Report on Form 8-K or any other report filed by Registrant with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2004	Curis, Inc.

	By:	/S/ MICHAEL P. GRAY
Michael P. Gray Vice President of Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Letter Agreement, dated September 28, 2004, by and between Curis, Inc. and Leerink Swann & Company.

10.1	Form of Stock Purchase Agreement, dated as of October 12, 2004, entered into by Curis, Inc. and each of the purchasers, together with a schedule of purchasers who are parties thereto.

99.1	Press release of Curis, Inc. dated October 12, 2004.

99.2	Press release of Curis, Inc. dated October 12, 2004.